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Rosetta Resources Inc.
Fourth Quarter 2011
Earnings Review
February 28, 2012
www.rosettaresources.com / NASDAQ: ROSE
High Asset Quality - Executing on Business Plan - Future Growth Catalysts - Financial Strength

– Opening Comments Randy Limbacher
– Financial Update John Hagale
– Operations Update Jim Craddock
– Asset Development Update John Clayton
– Closing Remarks Randy Limbacher
Earnings Call Agenda

– Most successful year in company history
 – Doubled proved reserves to 161 MMboe
 – Increased production 20%
 – Recorded 146% growth in liquids production
 – Grew project inventory 46%
 – Improved operating margin
– Eagle Ford “outperformed” expectations
 – Raised EUR for Gates Ranch area to 1.7 MMboe per well (100-acre spacing)
 – Increased well density to 65-acre spacing in Gates Ranch
 – Delineated three new areas outside Gates Ranch
– $640 million capital program at approximately current
 leverage ratios
– Expect top-quartile production growth in 2012
Overview - Randy Limbacher

– Net income growth for both periods reflects higher realized prices, increased production and more favorable commodity
 mix
– Revenues from liquids sales doubled from 2010 to 63%;
 liquids generated 75% of 4Q revenues
– Operating margin improved: sales prices up 20%, 43% decline in total LOE
– Higher treating and transportation expense due to increased production and utilizing more expensive transportation and
 processing agreements
– Strong cash position; 28% year-end 2011 debt-to-cap ratio;
 current total liquidity approximately $300 million
– Approximately 40% of 2012 guided equivalent production
 hedged
Financial Update - John Hagale

– Spent $480 million in 2011 capex; drilled 64 gross and 53 net wells
– Exited 2011 with total production of 32.5 MBoe/d, 52% liquids
– Currently producing 35.2 MBoe/d, 52% liquids
– Accelerated Eagle Ford development during year
 – Drilled 55 wells and completed 42 wells
 – Secured transportation/processing to meet 2012 production guidance
 – Completed three discovery wells outside Gates Ranch, drilled successful step-out in Karnes Trough area in 4Q
 – Gained well cost efficiencies through three-well-pad development;
 introduced water recycling program
– Replaced 1,039% of 2011 production at $4.58 per Boe
– Drilled four horizontal wells in Southern Alberta Basin
– Reaffirmed 2012 preliminary estimate: 36.7 - 40 Mboe/d
Operations Update - Jim Craddock

Quarterly Production Performance

Karnes Trough Area
2 rig activity ongoing and activity planned through 2013

Briscoe Ranch
Planned full development starting next month and will last well into 2015

Eagle Ford Well Performance
Briscoe Ranch well performance with Gates Ranch well performance and Gates Ranch average Type Curves

Eagle Ford Well Performance
Gates Ranch down-spaced well performance plotted against offsetting non down-spaced wells

Eagle Ford Inventory
+/- 800 net wells remaining
* Denotes roughly 10,000 net acres in the liquids window of the play.

Delineation wells
Remaining Horizontal Wells
Southern Alberta Basin
3 of 7 horizontal wells tested with 4 more scheduled in 2nd quarter
Tribal Riverbend 07-04H
❑ Drilled +/- 3,500’ lateral length
❑ Middle Bakken interval
❑ Tested 154 BOEPD
Fee Simonson 34-01H
❑ Drilled +/- 3,700’ lateral length
❑ Middle Bakken interval
❑ Tested 104 BOEPD
Tribal Riverbend 12-13H
❑ Drilled +/- 3,500’ lateral length
❑ Middle Bakken interval
❑ Tested 403 BOEPD

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to:
the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the
Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the
Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Forward-Looking Statements and Terminology Used

For filings reporting year-end 2010 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The
Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.
Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements and Terminology Used